Right of Use Assets and Obligation for Lease Contracts (Details) - Schedule of Expenses Associated with Assets for the Right of Use Leased Assets and Lease Liability - CLP ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Disclosure of quantitative information about right-of-use assets [abstract]
Depreciation	$ (27,812)	$ (31,314)
Interests	(7,617)	(3,601)
Short term lease	(18,558)	(9,712)
Total	$ (53,987)	$ (44,627)